SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 1997


                             Norwood Financial Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



          Pennsylvania                     0-28366             23-2828306
  ----------------------------         --------------       ----------------
  (State or other jurisdiction         (SEC File No.)        (IRS Employer
  of incorporation)                                          Identification
                                                                 Number)


        717 Main Street, Honesdale, Pennsylvania                  18341
        ----------------------------------------                  -----
        (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code:(717) 253-1455
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                             NORWOOD FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

The Registrant announced that its Board of Directors has declared a two-for-one stock split in the form of a 100% stock dividend. The Registrant intends to issue a stock dividend of 100% on the Company's outstanding common stock. In addition, the Registrant increased its cash dividend from $.105 per share to $.12 per share, after adjusting for the stock dividend. Both dividends are payable on February 1, 1998, to stockholders of record as of January 15, 1997.

Furthermore, the Registrant announced that it is considering listing its common stock on the NASDAQ Stock Market.

For further details, reference is made to the Press Release dated December 10, 1997, which is attached hereto as Exhibit 28 and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------


Exhibit 99 -- Press Release dated December 10, 1997.
----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     Norwood Financial Corp.



Date:  December 10, 1997       By:   /s/ Lewis J. Critelli
                                     -------------------------------------------
                                     Lewis J. Critelli
                                     Senior Vice President and Chief Financial
                                       Officer